SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2009

STELLAR RESOURCES, LTD.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-51400	98-0373867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

375 North Stephanie Street, Suite 1411, Las Vegas, Nevada 89014
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (702) 547-4614

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Stellar Resources, Ltd., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 1.01  Entry Into a Material Definitive Agreement

On June 15, 2009, we entered into a Letter of Intent with Zyrox Mining Company, Ltd. (“Zyrox”) wherein we and Zyrox agreed to allow us to explore and further develop the Texada Island Project currently held by Zyrox.

Under the terms of the Letter of Intent, Zyrox agreed to provide the 250 ton per day processing plant, historical exploration data, bulk test permit, reclamation bond, and intellectual property pertaining to Texada Island, together with exclusive rights to allow us to acquire a 70% working interest in the Texada Project on or before June 15, 2010 upon receiving a third party evaluation of the assets of Zyrox as they pertain to the Texada Project.

In consideration for these commitments, we agreed to the following:

■	to provide $1 million in working capital in order to commission the production facility and commence bulk testing.

■	to explore and bulk test Zyrox’s portfolio of mining assets; and

■	to commission a geological report that is to be ni431001 compliant.

The parties anticipate that the geological report will form the basis of evaluation for our planned acquisition of the 70% working interest in the Texada Island Project.

We also agreed to pay Zyrox rental payments of $4,000 per month for the use of the processing plant and we paid $4,000 for the first month of rent.

Further, the parties agreed that they will share equally on a 50-50 basis, until the parties complete negotiations with respect to the planned acquisition of the 70% interest to be executed on the first anniversary of the completed definitive agreement, and all expansion and exploration expenses are to be shared pro rata after we provide the necessary working capital.

Finally, the parties agreed to work together further toward the development of the Texada Island Project.

While the Letter of Intent was negotiated with Zyrox, we are aware that we will need to enter into definitive agreements with Zyrox that will set forth, in greater detail, the substantive terms and conditions of the understanding with Zyrox.

ITEM  7.01  Regulation FD Disclosure.

As stated above, on June 15, 2009, we entered into a Letter of Intent with Zyrox Mining Company, Ltd. in connection with the plans that we and Zyrox have established for the Texada Island Project.

While we believe that the Letter of Intent sets forth our plans to exploit the mineral resources held by Zyrox on Texada Island, we remain a small company subject to many risks and uncertainties over which we have little or no control.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS.” FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, THE UNCERTAINTIES ASSOCIATED WITH A LETTER OF INTENT, OUR COMPARATIVELY LIMITED FINANCIAL RESOURCES, THE UNCERTAINTY ASSSOCIATED WITH OBTAINING TIMELY AND ACCEPTABLE REGULATORY APPROVALS, AND THE UNCERTAINTIES OF COMPETITIVE AND MARKET PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

ITEM 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Letter of Intent with Zyrox Mining Company Ltd..

99.2	Press Release dated June 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR RESOURCES, LTD.

Date: June 19, 2009	By:	/s/ Lee A. Balak
Lee A. Balak, Chief Executive Officer